Investor Presentation J.P. Morgan Healthcare Conference January 2022 Exhibit 99.1

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “cou ld,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements about: our estimates of our volumes and revenue for the fourth quarter and full year of fiscal year 2021, our addressable market, market growth, future revenue, key performance indicators, expenses, capital requirements and our needs for additional financing, our commercial launch plans, our strategic plans for our business and products, market acceptance of our products, our competitive position and developments and projections relating to our competitors, domestic and foreign regulatory approvals, third-party manufacturers and suppliers, our intellectual property, the potential effects of government regulation and local, regional and national and international economic conditions and events affecting our business. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Actual results, performance or events may differ materially from those in such statements due to, without limitation, risks generally associated with product development, including delays or challenges that may arise in the development, launch or scaling of our new products, programs or services, challenges in the commercialization of our products and services, the risk that we may not maintain our existing relationships with suppliers or enter into new ones, or that we will not realize the intended benefits from such relationships, any inability to protect our intellectual property effectively, changes in general economic conditions, in particular economic conditions in the markets on which we operate, changes affecting interest rate levels, changes affecting currency exchange rates, changes in competition levels and changes in laws and regulations. The information, opinions and forward-looking statements contained in this announcement speak only as of its date, and are subject to change without notice. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin. Adjusted EBITDA is defined as net loss adjusted for interest (income) expense, net, other (income) expense, net, provision for (benefit from) income taxes, gain on extinguishment of debt, depreciation and amortization and stock-based compensation expenses, and COVID-19 costs. Management believes that these non-GAAP measures of financial results are useful in evaluating the Sema4's operating performance compared to that of other companies in its industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. Please refer to the Appendix for Non-GAAP to GAAP Reconciliation. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Sema4 Holdings Corp. 333 Ludlow Street, North Tower, 8th Floor, Stamford, CT 06902. Our telephone number is 800-298-6470 Disclaimer

A Patient-Centered Health Intelligence Company Leveraging Genomics and AI

Corporate Snapshot 1 Headcount as of December 31, 2021 2 Sema4's guidance is subject to certain assumptions, risks and uncertainties. See Disclaimer on slide 2. 3 Annualized Run Rate as of September 30, 2021 World-class team 1,200+ employees 160+ MDs/PhD’s1 2021 guidance $204-206M total revenue2 Massive scale in data 46+ petabytes managed growing at an accelerating rate Massive scale in NGS 250,000+3 tests annually 4 Unrivaled patient access 12M de-identified records 500k+ w/ genomic profiles

The Problem Rapid advances in Genomics & AI... ...but limited impact on patients 5

Cutting-edge science and methodologies Flexible, in-depth genomic solutions Contracted with all major national payors Predictive risk modeling Seamless workflow integration Dedicated patient engagement and support Affordable payment plans, self- pay pricing, and other financial assistance options available Continuous investment in R&D to identify insights that advance reproductive health Proactive post-test genetic counseling, user-friendly Patient Portal, and video-based education Electronic integration and digital tools with customized reporting options (EMR, portal, paper) Sema4 Reproductive Health Solutions Our Solution: A Holistic Approach to Patient Care… ECS, NIPT, Hereditary Cancer, and Natalis solutions designed with flexibility to meet patient needs Use of multiple methods and technologies, each with accuracy of >99% 6

…**Combined with** Centrellis, our Flywheel for Patient Data and Insights

Channels

Health Systems
EMR, Imaging, Molecular, Claims

Third Parties
EMR, Imaging, Molecular, Claims

Outside Data Source
Literature, Knowledge Graph, Omics Repositories

+

Enhanced Data Feed



Insights & Engagement

- Clinical Trials
- Clinical Decision Support
- Population Health Models
- Patients & Provider Portals
- Real-World Evidence
- Drug Discovery Models

+

Laboratory
Molecular, Clinical, Patient Gen. Data

Standard Dx Pathway

Clinical Reports

7

sema4

Deep Partnership with Health Systems (Beginning with learning-based partners) 8 Conventional Genomics Model narrow menu sold direct to physicians no (or limited) data integration no or limited patient engagement Enabling Precision Medicine as the Standard of Care

Richness of Data Set & Relationships Increased Value to Patients, Providers, Pharma GENOMIC TESTING SOLUTIONS REVENUE SECONDARY INSIGHTS MONETIZE INFORMATION PLATFORM TO QUERY FOR INSIGHTS Information-rich genomic testing platform Novel disease models that inform clinical care and trials reducing cost and improving outcomes Matching patients to products and services (moving beyond providers and life science) Evolution Towards a Platform of Algorithms 9

The Value of Data: Must be Longitudinal and Prescriptive


MULTI-DISEASE
Collected over time + Curated disease specific clinical notes
ENRICHED LONGITUDINAL
Collected over time + Curated clinical notes
LONGITUDINAL
Collected over time
EPISODIC
Point-in-time
DATA RICHNESS
sema4
TEMPUS
nference
flatiron
FOUNDATION MEDICINE
scipher
SOPHiA GENETICS
Myriad genetics
23andMe
Quest
labcorp
PATIENT IMPACT
DESCRIPTIVE
Explore data
DIAGNOSTIC
Understand data
PREDICTIVE
Use data
PRESCRIPTIVE
Provide value from data
DISEASE AREAS
Oncology
Reproductive Health
Autoimmune
Rare & Inherited Disease
Variety

10

NorthShore: The First Six Months

Drive increased probability of success and terminate bad molecules sooner Reduce trial duration, minimize dose finding / escalation, better patient selectivity Maximize trial opportunity, reduce time to market, and optimize market access LEAD IDENTIFICATION EARLY CLINICAL PROTOCOL OPTIMIZATION Preclinical Phase I Phase II Phase III Phase IV / RWE SEMA4 OFFERING Clinical trial matching SaaS-based licensing Deep Partnerships leveraging data science REAL WORLD DATA Characterize patient journeys and diagnostic odysseys Research DISCOVERY DEVELOPMENT COMMERCIALIZATION Enabling Biopharma Partners and Customers 12

Centrellis® Health System Dominant Partnership Pharma Dominant Partnership HS-Pharm Synergistic Partnership Health System Partnerships Helping Accelerate Biopharma Partnerships Drug Discovery Collaboration Precision Medicine Drug Screening Collaboration Clinical Trial Match and Recruitment into Trials w/Health System Partners Patient Id and Recruitment Molecular Profiling and Real-World Evidence CONTENT MOLECULAR INFORMATION Genomic, Proteomic, Cellular IMAGING DATA MR, CT, XR CLINICAL DATA EMR, Claims, Registries

4Q Update: Strong Close to 20211 14 Will exceed 80,000 tests excluding COVID-19 Guidance was 73,000 - 79,0002 Expects total revenues in the range of $50-52 million Guidance was $46.6 - 49.6 million2 ~$400 million in Cash & Cash Equivalents as of 12/31/21 1 Our estimates of our fourth quarter 2021 revenue, resulted volume and our cash and cash equivalents as of December 31, 2021 are subject to revision, which could be material, as we complete the preparation of our 2021 year-end financial statements (including all required disclosures) and as we complete our 2021 year-end audit. See Disclaimer on slide 2. 2 4Q guidance implied from FY2021 guidance provided on 11/15/21 4Q Resulted Volume 4Q Total Revenue 4Q Balance Sheet

Operational Improvements: Key Highlights and Future Focus 15 Lab Operations Commercial Reach Pharma & Data Key Actions ▪ Hired seasoned SVP Lab Operations ▪ Key investments in Lab Automation Key Actions ▪ Increased salesforce headcount by 84% in 2021 Key Actions ▪ Hired Chief Data & Chief Science Officers ▪ Announced hiring of Chief Medical Science Officer ▪ Submitted the Centrellis HITRUST validated assessment to HITRUST for final CSF certification in 2021Areas of Focus in 2022 ▪ Improve turn-around-times ▪ Portfolio optimization Areas of Focus in 2022 ▪ New products open additional channel opportunities ▪ Health system entry points drive growth in oncology Areas of Focus in 2022 ▪ C-Suite Focus shift to Pharma Development & Data Monetization

Capital Allocation 16 Significant Capital Resources to Drive Long Term Strategy $400M Cash & Cash Equivalents $125M Revolver, undrawn1 Acquisition Criteria Include Enhance Our Reach into Health Systems Enhance Our Data Capabilities Commercial Revenue 1 Our estimates of our fourth quarter 2021 cash and cash equivalents as of December 31, 2021 are subject to revision, which could be material, as we complete the preparation of our 2021 year-end financial statements (including all required disclosures) and as we complete our 2021 year-end audit. See Disclaimer on slide 2

Thank you

Appendix

1Q20 2Q20 3Q20 FY20 1Q21 2Q21 3Q21 Diagnostic Test 99% 93% 84% 79% 73% 87% 86% COVID 0% 6% 14% 18% 25% 8% 10% Other 1% 1% 2% 2% 2% 4% 4% 1 Certain periods do not add to 100% due to rounding Historical COVID Revenue Mix % of Total Revenue1 19

Non-GAAP Gross Margin Reconciliation USD Millions 20

Non-GAAP EBITDA Reconciliation USD Millions 21